 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	April 11, 2014 (April 9, 2014)

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-15931	98-0695811
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Kuanggong Road and Tiyu Road, 10th Floor, ChengshiXin Yong She, Tiyu Road, Xinhua District, Pingdingshan, Henan Province People’s Republic of China	467000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	+86-3752882999

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective April 9, 2014, the registrant terminated Friedman LLP (“Friedman”) as its independent auditors.  This action was approved by the Audit Committee of the registrant’s Board of Directors (the “Board”), and ratified by the Board.

The reports of Friedman on the registrant’s financial statements as of June 30, 2013 and 2012 and for the years ended June 30, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the registrant’s financial statements for the fiscal periods ended June 30, 2013 and 2012, and through April 9, 2014, there were: (i) no disagreements between the registrant and Friedman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On April 9, 2014, the registrant engaged HHC as its independent registered accounting firm.  During its two most recent fiscal years ended June 30, 2013 and 2012, and the subsequent interim period through the engagement of HHC on April 9, 2014, the registrant did not consult with HHC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and HHC did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided Friedman a copy of the disclosures contained herein and requested that Friedman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with its statements in this Item 4.01.  A copy of the letter dated April 11, 2014, furnished by Friedman in response to such request, is filed as Exhibit 16 to this Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
16	Letter from Friedman LLP dated April 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SINOCOKING COAL AND COKE CHEMICAL INDUSTRIES, INC.
Date:	April 11, 2014	(Registrant)

		By:	/s/ Jianhua Lv
Jianhua Lv
Chief Executive Officer